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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                               September 19, 2005
                        (Date of earliest event reported)

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                           LANBO FINANCIAL GROUP, INC.
               (Exact name of registrant as specified in charter)

                                     Nevada
         (State or other Jurisdiction of Incorporation or Organization)

       000-50895                                                 02-0497440
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)

                      c/o West Windsor Professional Center
                                51 Everett Drive
                                   Suite A-20
                             West Windsor, NJ 08550
              (Address of Principal Executive Offices and zip code)

                                  609-799-1889
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01- Other Events.

On September 19, 2005, the Board of Directors of Lanbo Financial Group, Inc. (the "Company") approved the transfer to the Company of 8,571,430 shares, or 24%, of the Company's issued and outstanding common stock, $0.001 par value (the "Common Stock") from various holders who received an aggregate of 13,214,285 shares of Common Stock in consideration of consulting services to reflect a reduction in the consulting services being provided.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LANBO FINANCIAL GROUP, INC.


Date: September 19, 2005                By: /s/ Pingji Lu
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                                            Name:  Pingji Lu
                                            Title: Chairman and Chief Executive
                                                   Officer